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                          Morgan, Lewis & Bockius LLP
                               1800 M Street, N.W.
                             Washington, D.C. 20036

Michael Berenson
(202) 467-7450
mberenson@morganlewis.com


September 19, 2001

The American Life Insurance Company of New York
The American Separate Account 5
435 Hudson Street, 2nd Floor
New York, New York 10014

Re:      Registration No. 333-62662
         --------------------------

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information contained in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-62662) for The American Separate Account 5 filed by the Account with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

                                            Very truly yours,



                                            MORGAN, LEWIS & BOCKIUS LLP

                                            By: /s/ Michael Berenson
                                                --------------------
                                                Michael Berenson